UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive Suite 2900 Chicago, Illinois			60601
(Address of principal executive offices)			(Zip code)

Mareile Cusack 200 East Randolph Drive Suite 2900 Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to:

Arthur Don, Esq. Greenberg Traurig, LLP 77 West Wacker Drive Suite 3100 Chicago, IL 60601

Registrant’s telephone number, including area code:		(312) 726-0140

Date of fiscal year end:	September 30, 2010

Date of reporting period:	March 31, 2010

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1).

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

THE PATIENT INVESTOR

Semi-Annual Report
March 31, 2010

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies.

Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in The Patient Investor is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Ariel Fund and Ariel Appreciation Fund invest primarily in small and mid-sized companies. Investing in small and midcap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Additionally, Ariel Focus Fund invests in mid to large-cap stocks and is a non-diversified fund, which means its investments are concentrated in fewer names than diversified funds, such as Ariel Fund and Ariel Appreciation Fund. Ariel Focus Fund generally holds 20 stocks and therefore may be more volatile than a more diversified investment. Investing in equity stocks is risky and subject to the volatility of the markets.

Performance data quoted is past performance and does not guarantee future results. The performance stated in The Patient Investor assumes the reinvestment of dividends and capital gains. We caution shareholders that we can never predict or assure future returns on investments. The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. For the period ended March 31, 2010, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were 112.31%, 0.25% and 8.66%; and 98.15%, 3.67% and 8.30%, respectively. For the period ended March 31, 2010, the average annual total returns of Ariel Focus Fund for the one-year and since inception (June 30, 2005) periods were 66.06% and 1.03%. To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

As of September 30, 2009, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.14% and 1.25%, respectively. As of September 30, 2009, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.87%. The Fund’s adviser, Ariel Investments, LLC, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2011. After that date, there is no assurance such expenses will be limited.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly-owned subsidiary of Ariel Investments, LLC.

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435 | arielinvestments.com

WANT TO GET YOUR RETIREMENT SAVINGS BACK ON TRACK?
INVEST IN AN ARIEL IRA TODAY!

Ariel Investments has extended its offer to waive the custodial fee for both existing and new IRA shareholders through June 30th.

To take advantage of this offer, invest or rollover:
•	$1,000 in an Ariel IRA and we will waive your annual fee of $15 in 2010.
•	$5,000 in an Ariel IRA and we will waive the lifetime fee of $60, so your custodial fees will be covered for the life of the account with Ariel.

Turtle Talk with our Investment Specialists

I recently attended a graduation party for my niece who is heading off to college in September. It made me wonder if I’ll have enough money saved to send my infant daughter to college. Can Ariel help?

—Renee, Atlanta, GA

Khoa: Over the past ten years, the cost of tuition has risen nearly 5% per year beyond general inflation at public four-year colleges. While it is hard to predict the actual cost of college education several years from now, one thing we do know for sure is that it is important to start saving early—and even small amounts invested over time can be meaningful. For example, investing just $100 a month for 18 years will generate $48,000 to go towards your daughter’s college education expenses.*

Ariel Investments offers two types of accounts which can be used for saving for education: Coverdell Education Savings Accounts (“Coverdell ESA”) and Uniform Gifts or Transfers to Minor Act (“UGMA” and “UTMA”) accounts. Both ESAs and UGMA/UTMAs are custodial accounts, meaning the account is controlled by an adult (or custodian) until the child reaches age of majority— which varies by state, but is usually 18 to 21 years old.

•        Coverdell ESA: ESAs are designed to specifically save for postsecondary educational expenses—including the cost of college or vocational school—and in some cases, will even cover some elementary and secondary school expenses. You can contribute up to $2,000 a year and withdrawals are tax free so long as they are used for qualified expenses (e.g., enrollment fees, tuition, cost of books, etc.).

•        UGMA/UTMA: With an UTMA/UGMA account, there are no restrictions on how withdrawals can be used and there are no contribution limits. However, the income from the account is taxed at the minor’s income tax rate.

To learn more about effective ways to save for education with Ariel Investments, visit arielinvestments.com or call one of our Investment Specialists at 800.292.7435.

P.S. If you are looking to invest in a 529 plan offering one of our mutual funds, consider Illinois’ Bright Directions College Savings Program which includes Ariel Fund.

* This example assumes an annual return of 8% . It is illustrative only and is not indicative of any specific return you may receive from a particular investment. Please contact your tax advisor for specific tax information regarding ESAs UGMA/UTMA accounts and the rules for 529 plans in your state before making any investment. This is not a recommendation for any particular 529 plan or any other education savings account. Investors should consider carefully the investment objectives, risks, and charges and expenses of the Bright Directions College Savings Program. This and other information is contained in the Bright Directions’ plan disclosure document, which is available from your financial advisor. Please read the document carefully before investing. For more information about Bright Directions, visit brightdirections.com.

Dear Fellow Shareholder: For the three months ended March 31, 2010, the smaller companies comprising Ariel Fund had another strong quarter posting a +9.00% gain. This return was closely in line with the Russell 2500 Value Index which rose +9.57% as well as the Russell 2500 Index, which earned +9.21%. The mid-cap stocks comprising Ariel Appreciation Fund rose +7.19%, which was certainly gratifying on an absolute basis, but this return fell short of the Russell Midcap Value Index’s +9.61% jump as well as the Russell Midcap Index, which earned +8.67%. In the case of both Ariel portfolios, our consumer, financial and producer durable stocks did not perform as well as the value benchmarks’ during a quarter when there was largely an absence of news. As is often the case in an economic recovery, small- and mid-sized companies are leading the way. During the quarter, the large stocks of the S&P 500 Index returned +5.39%, which was more in-line with the typical stock mutual fund which Barron’s says “tacked on +5.68% in the first quarter.”1

The returns of the last quarter underscore a unique moment in stock market history—a remarkable rebound the like of which has not occurred since the Depression. Almost exactly a year ago we were at an inflection point. A stock market free-fall that cut broad market asset values in half and impaled smaller company stocks, including those of our portfolios, started to reverse itself. A year later, the S&P 500 Index has gained +49.77%, the Russell 2500 Value Index +67.17% and the Russell Midcap Value Index +72.41%. Our own recovery—built on our contrarian investing strategy—is the best we have had in 27 years of investing. More specifically, over the last 12 months, Ariel Fund has surged +112.31%, which mutual fund tracker Lipper Inc. ranks in the second percentile of its peers. Meanwhile, Ariel Appreciation Fund has gained +98.15% which lands the Fund in the first percentile of other Lipper-tracked funds with a similar strategy.1

Great Expectations

According to Barron’s, “The stock market is essentially an argument over the future.”2 To this point, the market’s dramatic ascent from last year’s gut- wrenching lows has led many to debate if public company shares have gone too far too fast. Recent

Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds based on total returns. The rankings quoted reflect the trailing 1-year ranking of Ariel Fund within its fund category. Lipper classifies Ariel Fund as a Mid-Cap Core Fund. For the period ended March 31, 2010, the rankings of Ariel Fund for the one-, five- and ten-year periods were in the 2nd percentile (7 out of 404 funds), 90th percentile (248 out of 275 funds) and 6th percentile (7 out of 123 funds) among Mid-Cap Core Funds. The rankings quoted reflect the trailing 1-year ranking of Ariel Appreciation Fund within its fund category. Lipper classifies Ariel Appreciation Fund as a Multi-Cap Core Fund. For the period ended March 31, 2010, the rankings of Ariel Appreciation Fund for the one-, five- and ten-year periods were in the 1st percentile (4 out of 805 funds), 22nd percentile (116 out of 539 funds) and 2nd percentile (3 out of 234 funds) among Multi-Cap Core Funds.

Performance data quoted is past performance and does not guarantee future results. We caution shareholders that we can never predict or assure future returns on investments. The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

The Patient Investor March 31, 2010	Slow and Steady Wins the Race

headlines tell the story with The New York Times asking, “Are We Flying Too High Again?” and Morningstar.com pondering, “The Recovery No One Wants to Believe In.”3 This skepticism is not surprising since behavioral finance reminds us to expect people to anchor in the past and to be slow to adapt to changing information. In contrast to some prevailing views, we think the economic recovery is real and this bull market has legs. As we wrote in our December 2009 letter, low Wall Street expectations anchored in 2008 crisis conditions as well as our unique, patient investing lens heighten our optimism. We are also encouraged by the number of new ideas populating our investment pipeline. Lastly and perhaps most importantly of all, we are enthusiastic about our prospects based on our belief that our battle-tested investment team is stronger than ever, precisely because of the financial crisis.

“The returns of the last quarter
underscore a unique moment in
stock market history—a remarkable
rebound the like of which has not
occurred since the Depression.”

Crisis Reveals

As many know, trial by fire is when you learn the most about others—be it a teammate, a spouse or a friend. Having watched a great deal of NCAA basketball in the last few weeks, we have come to liken our crisis revelations of the last two years to what one learns about athletes at crunch time. We would argue that as a hard-fought tournament unfolds and the inevitable ups and downs occur, a coach becomes more familiar with the strengths and weaknesses of the players than at any time during the regular season. He gains a good sense of who should take the shot with seconds on the clock; who should guard the toughest player on the opposing team; who is the least phased by jeering fans. While it was hard not to root for the underdogs from Butler University during the NCAA finals, Duke University confirmed why they win time and time again: the legendary Coach K, Mike Krzyzewski, brings confidence and calm to every game and has a formula for success based on study, accumulated knowledge and experience. Moreover, his players know their roles and get even better as the pressure builds. There is no scrambling.

“...we are enthusiastic about our
prospects based on our belief that
our battle-tested investment team
is stronger than ever, precisely
because of the financial crisis.”

As Martin Luther King, Jr. once wrote, “The ultimate measure of a man is not where he stands in moments of comfort and convenience, but where he stands at times of challenge and controversy.”4 To that point, as the market cratered, the economy froze and fear reigned, we were able to assess our own investment team more completely and holistically than ever before. During the ensuing moments of truth, those members of our investment committee with the keenest insights were able to determine how an unprecedented credit crunch would affect corporate balance sheets. Those with deep industry expertise could advocate for building larger positions at fire-sale prices while many professional investors were uncomfortable and waiting for the dust to settle. Those with the courage of their convictions could take a long-term view and ignore the short-term insanity. Those with vision could see what others did not see. Interestingly, like a team that excels during a full-court press, our skills were sharpened and our roles were even more clearly defined around individual areas of strength during what proved to be our playoffs. And while there have been a number of playoffs in our 27-year history—from the crash of ‘87 to 9/11—this was our toughest series yet.

In investing as in basketball, when success matters most, great teams harness individual strengths to win together. Although the crisis challenged us like nothing before, it has led our team to work even more effectively and productively, which should serve us well, come what may.

“In investing as in basketball,
when success matters most,
great teams harness individual
strengths to win together.”

Portfolio Comings and Goings

In the first quarter, we purchased Herman Miller, Inc. (MLHR) in Ariel Fund. Currently, the office furniture industry is facing declines because corporations have pulled back during the Great Recession. We believe Herman Miller is poised for the inevitable recovery, especially given the company’s new manufacturing efficiencies, diversified end-market strategy and the ability to pass through raw material costs through price increases. In addition to Herman Miller, we also bought shares of DeVry Inc. (DV) (See page 7 for a special feature on DeVry), a national for- profit education provider. We have owned it on and off from 1991 through 2007. The company specializes in career-oriented training in management, technology, health care and finance. The evidence shows DeVry graduates are able to get better jobs or expand their responsibilities. With unemployment hovering around 10%, we believe many people will go back to school to learn new skills and bolster existing knowledge which should continue to boost enrollment at DeVry.

In Ariel Appreciation Fund, we purchased Lazard Ltd (LAZ), a current holding in Ariel Fund, when the international financial advisory and asset management firm’s market capitalization rose to fit the parameters of this product. We did not exit any positions in either fund during the quarter.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

1 Barron’s, April 12, 2010.

2 Barron’s, March 1, 2010.

3 The New York Times, April 9, 2010. Morningstar.com, March 30, 2010.

4 Martin Luther King, Jr., Strength to Love. (Minneapolis, MN: Fortress Press, 2010), p. 26.

arielinvestments.com	800.292.7435

Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND

The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion.

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2010

	1st Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	9.00%	112.31%	-4.47%	0.25%	8.66%	11.09%
Russell 2500 Value Index	9.57%	67.17%	-5.06%	3.14%	8.67%	11.12%
Russell 2500 Index	9.21%	65.71%	-3.16%	4.05%	4.83%	10.23%
S&P 500 Index	5.39%	49.77%	-4.17%	1.92%	-0.65%	9.36%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Consumer discretionary & services	36.84%	13.77%	15.88%	12.06%
Financial services	30.35%	31.67%	22.00%	17.37%
Producer durables	12.50%	11.87%	13.35%	10.75%
Consumer staples	8.93%	2.69%	3.38%	9.67%
Health care	7.05%	5.30%	12.06%	12.09%
Materials & processing	2.32%	10.14%	7.94%	3.82%
Technology	2.01%	8.03%	13.26%	17.21%
Utilities	0.00%	10.97%	6.81%	6.04%
Energy	0.00%	5.56%	5.31%	10.99%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	98.6%
Cash, Other Assets & Liabilities	1.4%

Expense Ratio

As of 9/30/2009	1.14%

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FUND

	TOP TEN EQUITY HOLDINGS

1	Hewitt Associates, Inc. Leading human resources outsourcing and consulting firm	4.2%

2	Gannett Co., Inc. Largest U.S. newspaper company and publisher of USA Today	4.2%

3	Jones Lang LaSalle Inc. Leading commercial real estate services firm	4.2%

4	Interpublic Group of Cos., Inc. Global advertising and marketing services conglomerate	4.0%

5	CB Richard Ellis Group, Inc. World’s largest commercial real estate services firm	3.9%

6	Hospira, Inc. Diversified health care company	3.8%

7	Janus Capital Group Inc. Investment management company	3.4%

8	CBS Corp. Mass media company	3.3%

9	Lazard Ltd International financial advisory and asset management firm	3.2%

10	Bio-Rad Laboratories, Inc. Leading manufacturer of laboratory equipment and biological testing products	3.1%

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index measures the performance of small to mid-cap companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Ariel Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 3/31/10	Low	High	2008 Actual Calendar	2009 Actual Calendar	2010 Estimated Calendar	2008 Actual P/E	2009 Actual P/E	2010 Estimated P/E	Market Cap. ($MM)

Interface, Inc.	IFSIA	11.58	2.90	11.90	0.82	0.28	0.55	14.1	41.4	21.1	733
Private Bancorp, Inc.	PVTB	13.70	8.33	29.11	(3.11)	(0.95)	0.25	NM	NM	54.8	929
Herman Miller, Inc.	MLHR	18.06	10.21	20.59	2.59	0.83	1.00	7.0	21.8	18.1	1,010
Fair Isaac Corp.	FICO	25.34	13.58	27.00	1.66	1.34	1.50	15.3	18.9	16.9	1,179
Brink’s Co.	BCO	28.23	22.23	31.28	2.91	1.76	1.85	9.7	16.0	15.3	1,352
Meredith Corp.	MDP	34.41	16.40	35.08	2.72	1.78	2.47	12.7	19.3	13.9	1,560
Anixter Intl Inc.	AXE	46.85	29.04	48.85	5.80	(0.83)	3.00	8.1	NM	15.6	1,626
Brady Corp.	BRC	31.12	17.02	33.10	2.22	2.01	2.15	14.0	15.5	14.5	1,631
Sotheby’s	BID	31.09	8.54	32.23	0.51	0.22	1.05	61.0	141.3	29.6	2,088
Janus Capital Group Inc.	JNS	14.29	6.12	16.06	0.86	0.45	0.78	16.6	31.8	18.3	2,601
IDEX Corp.	IEX	33.10	19.67	33.66	1.67	1.51	1.85	19.8	21.9	17.9	2,680
City National Corp.	CYN	53.97	31.02	55.66	2.11	0.50	1.50	25.6	107.9	36.0	2,781
Bio-Rad Laboratories, Inc.	BIO	103.52	63.31	104.44	5.40	6.09	6.21	19.2	17.0	16.7	2,849
Jones Lang LaSalle Inc.	JLL	72.89	22.24	74.59	3.24	1.82	3.02	22.5	40.0	24.1	3,050
Lazard Ltd	LAZ	35.70	25.20	44.62	0.06	(1.68)	2.32	595.0	NM	15.4	3,081
HCC Insurance Holdings, Inc.	HCC	27.60	23.02	29.01	2.81	3.11	3.00	9.8	8.9	9.2	3,148
Constellation Brands, Inc.	STZ	16.44	10.72	17.56	1.68	1.66	1.75	9.8	9.9	9.4	3,648
Markel Corp.	MKL	374.66	255.37	379.05	22.10	20.52	21.92	17.0	18.3	17.1	3,679
Mohawk Industries, Inc.	MHK	54.38	28.98	55.52	4.42	2.61	3.89	12.3	20.8	14.0	3,724
Hewitt Associates, Inc.	HEW	39.78	27.92	43.85	2.03	2.81	3.08	19.6	14.2	12.9	3,740
Dun & Bradstreet Corp.	DNB	74.42	69.10	84.95	5.60	5.99	5.50	13.3	12.4	13.5	3,810
Gannett Co., Inc.	GCI	16.52	2.10	17.33	3.16	1.75	2.11	5.2	9.4	7.8	3,918
Interpublic Group of Cos., Inc.	IPG	8.32	4.03	8.87	0.52	0.28	0.44	16.0	29.7	18.9	4,044
Newell Rubbermaid Inc.	NWL	15.20	6.20	16.10	1.24	1.30	1.54	12.3	11.7	9.9	4,223
Energizer Holdings, Inc.	ENR	62.76	47.90	69.11	5.98	5.12	5.41	10.5	12.3	11.6	4,382
Equifax Inc.	EFX	35.80	24.00	36.63	2.09	1.83	2.50	17.1	19.6	14.3	4,518
Stanley Black & Decker, Inc.	SWK	57.41	28.32	59.98	3.41	2.69	2.96	16.8	21.3	19.4	4,620
DeVry Inc.	DV	65.20	38.19	68.42	2.07	3.00	4.15	31.5	21.7	15.7	4,636
McCormick & Co., Inc.	MKC	38.36	28.08	39.71	2.32	2.36	2.56	16.5	16.3	15.0	5,082
CB Richard Ellis Group, Inc.	CBG	15.85	3.66	16.22	0.74	0.18	0.53	21.4	88.1	29.9	5,100
International Game Technology	IGT	18.45	8.94	23.30	1.12	0.91	1.00	16.5	20.3	18.5	5,472
Tiffany & Co.	TIF	47.49	20.78	48.38	1.74	2.00	2.60	27.3	23.7	18.3	5,999
Royal Caribbean Cruises Ltd.	RCL	32.99	7.75	33.93	2.68	0.71	1.78	12.3	46.5	18.5	7,058
J.M. Smucker Co.	SJM	60.26	36.60	63.00	3.48	3.86	4.42	17.3	15.6	13.6	7,178
Nordstrom, Inc.	JWN	40.85	15.84	42.20	1.83	1.90	2.60	22.3	21.5	15.7	8,893
Hospira, Inc.	HSP	56.65	29.86	57.67	2.53	3.11	3.40	22.4	18.2	16.7	9,262
CBS Corp.	CBS	13.94	3.65	14.95	1.91	0.65	1.21	7.3	21.4	11.5	9,407

Note: Holdings are as of March 31, 2010. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2010. P/E ratios are based on earnings stated and March 31, 2010 stock price. NM=Not Meaningful.

arielinvestments.com	800.292.7435

Company Spotlight

DeVry Inc. (NYSE: DV)
3005 Highland Parkway
Downers Grove, IL 60515
800.733.3879
devryinc.com

Founded in Chicago in 1931, DeVry, held in Ariel Fund, has consistently delivered on its promise to provide strong, career-oriented educations to enrich its students’ job skills. Currently approximately 100,000 students attend its five separate colleges with training in technology, science, business, the arts and management. For instance, the Chamberlain School of Nursing helps fill the ever-expanding need for health care workers. Meanwhile, DeVry University’s technology curriculum teaches working adults to thrive in an increasingly complex information age. The company maintains a laser-like focus on its goal of improving lives through education.

Growth through Downturns

Adults return to DeVry during economic downturns to boost their skills. The Great Recession has been no exception; DeVry’s revenue is growing six to seven times faster than the overall economy. Meanwhile, the company is now benefitting from management’s past strategic moves. After the educational downturn in 2003, the company grew brick and mortar capacity, diversified by acquiring institutions with different specialties, and invested in online curriculums.

Customer Oriented

For-profit educators have long served non-traditional students better than public and private universities have. So while it is true DeVry’s core constituents are the working adults trying to expand on skills they already have, that is not the whole story. The company also developed an edge educating minority and immigrant students as well as those who are the first in their family to attend college. These groups are well- served: since 1975, 90 percent of DeVry’s graduates were active in their field within six months.

Growing Market

Currently more than 18 million students attend colleges and universities—one in three of them at community colleges. With most states suffering from declining revenues and increased operating expenses, it seems very likely that state legislatures will have to cut budgets broadly—and possibly deeply—at these schools. DeVry is a natural competitor to community colleges, and thus a probable beneficiary from this unfortunate situation.

Compelling Opportunity

Although DeVry competes against government-funded schools, its students still get much of their financing from the government. This has led Wall Street investors to fear any changes in Department of Education regulations. Recently investors have been concerned the “rules of the game” would be altered and hurt for-profit colleges. The market assumes any changes will slow the company down, but we disagree, believing DeVry will compete effectively because it provides a cost-effective service that people need.

Valuation

With its shares trading at 13x 2011 earnings estimates, our confidence that the market had become overly pessimistic regarding regulatory changes made us ready to pounce. As of March 31, 2010, shares traded at $65.20, a 23% discount to our private market value of $84.76.

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

ABOUT THE FUND

The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion.

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2010

	1st Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Appreciation Fund	7.19%	98.15%	0.05%	3.67%	8.30%	10.55%
Russell Midcap Value Index	9.61%	72.41%	-5.22%	3.71%	8.46%	11.03%
Russell Midcap Index	8.67%	67.71%	-3.30%	4.20%	4.84%	10.68%
S&P 500 Index	5.39%	49.77%	-4.17%	1.92%	-0.65%	8.47%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS

	Ariel Appreciation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Consumer discretionary & services	33.16%	13.81%	16.46%	12.06%
Financial services	30.68%	29.21%	20.63%	17.37%
Health care	14.95%	4.15%	8.68%	12.09%
Consumer staples	8.75%	6.35%	6.09%	9.67%
Producer durables	8.66%	11.00%	13.31%	10.75%
Technology	3.80%	5.78%	12.04%	17.21%
Utilities	0.00%	12.85%	8.02%	6.04%
Materials & processing	0.00%	8.58%	7.61%	3.82%
Energy	0.00%	8.27%	7.15%	10.99%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.3%
Cash, Other Assets & Liabilities	0.7%

Expense Ratio

As of 9/30/2009	1.25%

THE VALUE OF A $10,000 INVESTMENT IN ARIEL APPRECIATION FUND

	TOP TEN EQUITY HOLDINGS

1	Gannett Co., Inc. Largest U.S. newspaper company and publisher of USA Today	4.0%

2	Jones Lang LaSalle Inc. Leading commercial real estate services firm	3.9%

3	Northern Trust Corp. Premier trust bank focused on asset management, asset custodianship and private banking	3.7%

4	Viacom, Inc. Cable network and film production company	3.7%

5	Accenture plc Global management consultant specializing in technology and outsourcing	3.6%

6	Hewitt Associates, Inc. Leading human resources outsourcing and consulting firm	3.6%

7	AFLAC Inc. Leading provider of supplemental health and life insurance products in the U.S. and Japan	3.4%

8	Interpublic Group of Cos., Inc. Global advertising and marketing services conglomerate	3.3%

9	CB Richard Ellis Group, Inc. World’s largest commercial real estate services firm	3.2%

10	CBS Corp. Mass media company	3.2%

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of mid-cap companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	800.292.7435

Ariel Appreciation Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2008	2009	2010	2008	2009	2010	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	3/31/10	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Anixter Intl Inc.	AXE	46.85	29.04	48.85	5.80	(0.83)	3.00	8.1	NM	15.6	1,626
Sotheby’s	BID	31.09	8.54	32.23	0.51	0.22	1.05	61.0	141.3	29.6	2.088
Janus Capital Group Inc.	JNS	14.29	6.12	16.06	0.86	0.45	0.78	16.6	31.8	18.3	2,601
City National Corp.	CYN	53.97	31.02	55.66	2.11	0.50	1.50	25.6	107.9	36.0	2,781
Bio-Rad Laboratories, Inc.	BIO	103.52	63.31	104.44	5.40	6.09	6.21	19.2	17.0	16.7	2,849
Jones Lang LaSalle Inc.	JLL	72.89	22.24	74.59	3.24	1.82	3.02	22.5	40.0	24.1	3,050
Lazard Ltd	LAZ	35.70	25.20	44.62	0.06	(1.68)	2.32	595.0	NM	15.4	3,081
Constellation Brands, Inc.	STZ	16.44	10.72	17.56	1.68	1.66	1.75	9.8	9.9	9.4	3,648
Markel Corp.	MKL	374.66	255.37	379.05	22.10	20.52	21.92	17.0	18.3	17.1	3,679
Mohawk Industries, Inc.	MHK	54.38	28.98	55.52	4.42	2.61	3.89	12.3	20.8	14.0	3,724
Hewitt Associates, Inc.	HEW	39.78	27.92	43.85	2.03	2.81	3.08	19.6	14.2	12.9	3,740
Dun & Bradstreet Corp.	DNB	74.42	69.10	84.95	5.60	5.99	5.50	13.3	12.4	13.5	3,810
Gannett Co., Inc.	GCI	16.52	2.10	17.33	3.16	1.75	2.11	5.2	9.4	7.8	3,918
Interpublic Group of Cos., Inc.	IPG	8.32	4.03	8.87	0.52	0.28	0.44	16.0	29.7	18.9	4,044
Energizer Holdings, Inc.	ENR	62.76	47.90	69.11	5.98	5.12	5.41	10.5	12.3	11.6	4,382
Equifax Inc.	EFX	35.80	24.00	36.63	2.09	1.83	2.50	17.1	19.6	14.3	4,518
Stanley Black & Decker, Inc.	SWK	57.41	28.32	59.98	3.41	2.69	2.96	16.8	21.3	19.4	4,620
McCormick & Co., Inc.	MKC	38.36	28.08	39.71	2.32	2.36	2.56	16.5	16.3	15.0	5,082
CB Richard Ellis Group, Inc.	CBG	15.85	3.66	16.22	0.74	0.18	0.53	21.4	88.1	29.9	5,100
International Game Technology	IGT	18.45	8.94	23.30	1.12	0.91	1.00	16.5	20.3	18.5	5,472
Tiffany & Co.	TIF	47.49	20.78	48.38	1.74	2.00	2.60	27.3	23.7	18.3	5,999
J.M. Smucker Co.	SJM	60.26	36.60	63.00	3.48	3.86	4.42	17.3	15.6	13.6	7,178
Laboratory Corp. of America	LH	75.71	57.08	77.09	4.99	5.28	5.83	15.2	14.3	13.0	7,972
Nordstrom, Inc.	JWN	40.85	15.84	42.20	1.83	1.90	2.60	22.3	21.5	15.7	8,893
Clorox Co.	CLX	64.14	50.31	65.18	3.37	4.16	4.49	19.0	15.4	14.3	8,995
CBS Corp.	CBS	13.94	3.65	14.95	1.91	0.65	1.21	7.3	21.4	11.5	9,407
Omnicom Group Inc.	OMC	38.81	23.00	40.29	3.17	2.65	2.78	12.2	14.6	14.0	11,969
Zimmer Holdings, Inc.	ZMH	59.20	35.36	64.77	4.24	4.13	4.52	14.0	14.3	13.1	12,089
St. Jude Medical, Inc.	STJ	41.05	31.66	41.96	2.41	2.55	2.92	17.0	16.1	14.1	13,322
Northern Trust Corp.	NTRS	55.26	46.72	66.08	3.47	3.16	3.50	15.9	17.5	15.8	13,355
T. Rowe Price Group, Inc.	TROW	54.93	27.42	56.25	1.82	1.65	2.59	30.2	33.3	21.2	14,212
Viacom, Inc.	VIA.B	34.38	17.04	34.78	2.13	2.43	2.90	16.1	14.1	11.9	20,882
Thermo Fisher Scientific Inc.	TMO	51.44	30.83	52.39	3.16	3.05	3.43	16.3	16.9	15.0	21,055
Illinois Tool Works Inc.	ITW	47.36	29.69	51.16	3.08	1.95	2.77	15.4	24.3	17.1	23,791
Franklin Resources, Inc.	BEN	110.90	51.33	116.39	5.97	4.45	6.40	18.6	24.9	17.3	25,308
AFLAC Inc.	AFL	54.29	17.25	55.20	3.92	4.85	5.22	13.8	11.2	10.4	25,439
Accenture plc	ACN	41.95	26.33	43.89	2.65	2.79	2.70	15.8	15.0	15.5	26,705
Dell Inc.	DELL	15.01	9.22	17.26	1.35	0.96	1.25	11.1	15.6	12.0	29,394
Carnival Corp. & plc	CCL	38.88	21.14	39.35	2.84	2.24	2.41	13.7	17.4	16.1	30,676
Baxter Intl Inc.	BAX	58.20	45.46	61.88	3.45	3.88	4.33	16.9	15.0	13.4	34,977

Note: Holdings are as of March 31, 2010. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2010. P/E ratios are based on earnings stated and March 31, 2010 stock price. NM=Not Meaningful.

Company Spotlight

Mohawk Industries, Inc. (NYSE: MHK)
160 South Industrial Boulevard
Calhoun, GA 30701
800.241.4494
mohawkind.com

Mohawk Industries, held in Ariel Fund and Ariel Appreciation Fund, is the leading manufacturer and distributor of floorcovering in the United States. Founded in 1878 as a carpet manufacturer, Mohawk is the oldest and largest company in the floorcovering industry—competing in all major categories including carpet, hardwood, laminate, and ceramic tile. The company markets and manufactures under a number of premier brand names such as Mohawk, Karastan, Lees, Dal-Tile, Unilin and American Olean.

A League of its Own

Mohawk maintains strong competitive advantages through an extensive distribution network of 300 locations, its own trucking fleet, low-cost manufacturing and brand recognition. Furthermore, the company has a strong commitment to its dealer relationships and premium service levels—both of which are critical in filling orders, ensuring prompt delivery, and achieving customer satisfaction.

Solid Strategic Acquirer

Over the years, Mohawk has completed several strategic acquisitions, rounding out its product portfolio. The company’s most recent acquisition, Columbia Wood, has provided the company with a proprietary hardwood product line. Even during the extreme downturn, management expanded the breadth of the hardwood product portfolio to raise prices and extend its distribution. Once the market rebounds, Mohawk’s hardwood division is poised to expand faster than the overall market due to the steps the company has taken during tough times.

An Industry in a Depression

During the Great Recession, the floorcovering industry did not face a recession—it faced a severe depression. This was the longest and deepest downturn lasting about three-and-a-half years and declining approximately 35%. In addition to the collapse of the housing market, the recession also slashed cash outlays for the residential replacement floorcovering business. Exacerbating this further was the capital freeze among corporate America on the commercial floorcovering business. We believe there is a shining silver lining for the floorcovering marketplace. Given the pullback in the market, we believe there is a huge amount of pent-up demand for floorcovering products. As existing home sales stabilize and improve, those neglected and foreclosed houses will require new floorcoverings. The typical homebuyer today is not as stretched for cash given the strict requirements by banks to have high credit scores, along with solid down payments. The purchasers today are in better shape financially than homebuyers during the bubble peak. Mohawk has a strong recurring replacement floor covering business which is more profitable than bulk purchases from home builders for new residences.

Slick Pricing

Another issue pressuring the stock is Mohawk’s exposure to raw material price increases (primarily petroleum-related products). Generally the industry has passed raw material price increases along to the end-consumer. During the Great Recession, however, the industry struggled to fully pass through price increases as the consumer shifted to the lower-priced products. In response, Mohawk has concentrated its research efforts in recycling, less expensive products, and non-nylon carpets.

As of March 31, 2010, Mohawk shares traded at $54.38, a 40% discount to our private market value of $89.98. We believe Wall Street does not fully appreciate the underlying pent-up demand within the floorcovering market and the operating margin expansion the company will exhibit as volumes increase.

arielinvestments.com	800.292.7435

Dear Fellow Shareholder: In the first quarter of 2010 Ariel Focus Fund performed in line with the market, slightly underperforming the Russell 1000 Value Index and modestly outperforming the broad market as measured by the S&P 500 Index. For the quarter ended March 31, 2010, Ariel Focus Fund rose +5.43% versus +6.78% for the Russell 1000 Value Index, and +5.39% for the S&P 500 Index. For the last twelve months, the Fund gained +66.06% versus +53.56% for the Russell 1000 Value Index, and +49.77% for the S&P 500 Index.

Before taking a look at the stocks that helped and hurt performance in the quarter, we thought we would update our outlook for the rest of 2010 and for the market in general. You may recall our last letter called for “A Return to Normalcy” with outperformance coming primarily from superior stock selection rather than positioning for major market moves. In this type of market we expected broad equity returns in the high single or low double-digits rather than the +25% annual moves we have seen recently. We said we thought high-quality companies with steady earnings growth and robust cash flow offered the best risk/reward opportunity. Our portfolio at year-end reflected this quality bias with Johnson & Johnson (JNJ), Accenture plc (ACN), Omnicom Group Inc. (OMC) and Berkshire Hathaway Inc. (BRK.B) representing our four largest holdings.

At Ariel we do not profess to be able to predict short-term trends in the market; indeed, our forecast that higher-quality issues would outperform did not come true in the first quarter. Risk premiums continued to shrink in the quarter with lower-quality, higher- leveraged, deeper-cyclical companies on average outperforming higher-quality, less-leveraged, less-cyclical names. Overall equity returns in the quarter continued their recent trend of above-normal returns, reflecting the investment community’s continued appetite for risk. Of our four largest high-quality names, three (Johnson & Johnson, Omnicom and Accenture) underperformed the market. Only Berkshire Hathaway outperformed.

We continue to position Ariel Focus Fund to be heavily weighted toward higher-quality holdings. In short, we believe market participants are currently not being sufficiently compensated for taking risk. Usually there are trade-offs between quality, earnings growth, and valuation. As Milton Friedman would say, “There is no such thing as a free lunch.” But at quarter-end, Ariel Focus Fund had projected earnings growth estimates well above the broad market but traded at a forward PE multiple below the market. As of March 31, the forward PE for Ariel Focus Fund was 13.7x versus 14.4x for the S&P 500. Based on third-party (IBES) projected estimates, the stocks in our portfolio are growing

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month –end, visit our website, arielinvestments.com.

earnings 20% faster than those in the S&P 500 over the next five years. And Ariel Focus Fund holds high-quality companies with much better balance sheet strength as measured by interest coverage (9.7x versus 6.8x). While there may be no free lunches, we think Ariel Focus Fund is currently buying sirloin steaks at hamburger prices.

“While there may be no
free lunches, we think
Ariel Focus Fund is
currently buying sirloin steaks
at hamburger prices.”

In the first quarter, Berkshire Hathaway was the second largest contributor to performance, with a gain of +23.66%. What has occurred with Berkshire over the last six months is a wonderful illustration of many of Ariel’s core value investing principles in action. In mid-2009, Berkshire was a company with sustainable competitive advantages trading at a discount to our calculation of intrinsic value. Berkshire’s competitive advantages include the world’s greatest investor at the helm and a reputation as the place to go when good companies need money in a hurry. In 2008-2009, Warren Buffett was offered the opportunity to make investments in Goldman Sachs Group, Inc. (GS), General Electric Co. (GE), and Tiffany & Co. (TIF), all on terms other institutional investors could only dream of. Those investments, along with the strong performance of Berkshire’s existing divisions such as GEICO and Gen Re, increased our calculation of the intrinsic value of Berkshire to about $3,674 per share1, 26% above our initial 2005 purchase price. But for most of 2009 Berkshire traded between $2,500 and $3,250, a substantial discount to Ariel’s calculation of private market value. The stock had traded poorly, in part, due to concerns over equity put options Buffett had sold in 2008 as well as credit default insurance Berkshire had written against certain municipal bonds.

A core goal of value investing is to buy companies at a discount to their intrinsic value without necessarily needing to identify the “catalyst” that will close this gap in the future. In fact, the absence of an identifiable catalyst is often necessary for a stock to trade at a discount. Investors focused on the short-term outlook may avoid a stock with long-term value if there is nothing in the near-term that will move a stock higher. At Ariel we are perfectly comfortable owning a great company like Berkshire at a discount, participating in the intrinsic growth of the business and waiting patiently for shorter-term clouds over the company to dissipate.

“...Berkshire Hathaway was the
second largest contributor to
performance, with a gain of
+23.66%. What has occurred with
Berkshire over the last six months
is a wonderful illustration of many
of Ariel’s core value investing
principles in action.”

In early 2010, Berkshire acquired railroad Burlington Northern Santa Fe Corporation. It was also added to the S&P 500 Index, which increased its share price. Additionally, Berkshire has enjoyed a recovery in the value of its large equity holdings as well as improved operating company performance, which contributed to the strong price movement. Considering that the shares trade near our calculation of intrinsic value and much of the “dry powder” of excess capital has been deployed in the recent correction, we sold half of our position in the quarter. We have a bias toward

arielinvestments.com	800.292.7435

a complete exit in the near-term given our discipline of selling stocks trading above our estimate of private market value. We bought Berkshire for Ariel Focus Fund at an average cost of $2,911 because we thought it a great company trading at a discount to a carefully calculated intrinsic value. In the first quarter, we sold half of our shares when the valuation gap closed. We do not claim to be able to see the future. But we do believe if we purchase stocks at prices that incorporate a margin of safety; the market will eventually “weigh” the cash flows owned by the company and assign a price more consistent with their underlying values. That is value investing in a nutshell.

“A core goal of value investing
is to buy companies at a
discount to their intrinsic value
without necessarily needing to
identify the “catalyst” that will
close this gap in the future.”

Stocks having a negative effect on performance were generally less interesting than Berkshire, with no stock declining by more than
 -6%. Many of our companies providing services to corporations underperformed modestly in the quarter. Hewitt Associates, Inc. (HEW) (see page 16 for a special feature on Hewitt) declined -5.9% and Omnicom declined -0.3%, both due to lack of investor enthusiasm with new estimates of 2010 profitability. In general, business services spending has earned its reputation as “late cycle”. Revenue for these companies has only met or even slightly missed expectations. Given the flood of negative headlines regarding Toyota Motor Corp. (TM), its worldwide recall and pending fines, it is actually encouraging that Toyota’s stock price declined only
 -4.4% in the quarter.

Portfolio comings and goings

In the first quarter of 2010, we purchased Interpublic Group of Cos., Inc. (IPG), a current holding in Ariel Fund and Ariel Appreciation Fund. This advertising and marketing services firm rose to fit the parameters of this product and had a compelling valuation given its growth prospects in the recovery. Meanwhile, we exited Waste Management, Inc. (WM) during the quarter as the stock price approached our estimate of its private market value.

We appreciate your consideration and the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy	Timothy Fidler
Vice Chairman & Director of Research	Senior Vice President,
Co-Portfolio Manager	Investment Committee
Co-Portfolio Manager

1 On January 20, 2010, Berkshire Hathaway Inc. shareholders approved a 50-for-1 split of its class B common stock. As of March 31, 2010 the stock traded at $81.27.

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND

The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations in excess of $10 billion. Ariel Focus Fund is a non-diversified fund and holds approximately 20 securities.

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2010

	1st Quarter	1 Year	3 Year	Life of Fund
Ariel Focus Fund	5.43%	66.06%	-3.47%	1.03%
Russell 1000 Value Index	6.78%	53.56%	-7.33%	0.62%
S&P 500 Index	5.39%	49.77%	-4.17%	1.58%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS

		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index
Consumer discretionary & services	25.97%	11.07%	12.06%
Financial services	20.44%	26.24%	17.37%
Producer durables	18.69%	10.98%	10.75%
Health care	16.91%	8.68%	12.09%
Technology	9.50%	4.36%	17.21%
Energy	8.49%	17.44%	10.99%
Utilities	0.00%	11.42%	6.04%
Consumer staples	0.00%	5.49%	9.67%
Materials & processing	0.00%	4.31%	3.82%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	96.9%
Cash, Other Assets & Liabilities	3.1%

Expense Ratio

Net	1.25	%*
Gross	1.87	%*

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FOCUS FUND

	TOP TEN EQUITY HOLDINGS

1	Johnson & Johnson Diversified health care and consumer products company	5.6%

2	Omnicom Group Inc. Leading global advertising and marketing services company	5.2%

3	Accenture plc Global management consultant specializing in technology and outsourcing	5.0%

4	Tyco Intl Ltd. Diversified manufacturing conglomerate	4.8%

5	Apollo Group, Inc. Nationwide private education provider specializing in online courses	4.8%

6	AFLAC Inc. Leading provider of supplemental health and life insurance products in the U.S. and Japan	4.8%

7	International Business Machines Corp. World’s top provider of computer products and services	4.7%

8	Dell Inc. Global personal computer manufacturer and technology provider	4.5%

9	Morgan Stanley Leading global financial services firm	4.5%

10	Walt Disney Co. Global media and theme park company	4.4%

*As of 9/30/09 Ariel Investments, LLC, the Adviser to the Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2011.

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

arielinvestments.com	800.292.7435

Ariel Focus Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2008	2009	2010	2008	2009	2010	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	3/31/10	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Hewitt Associates, Inc.	HEW	39.78	27.92	43.85	2.03	2.81	3.08	19.6	14.2	12.9	3,740
Interpublic Group of Cos., Inc.	IPG	8.32	4.03	8.87	0.52	0.28	0.44	16.0	29.7	18.9	4,044
Apollo Group, Inc.	APOL	61.29	52.79	81.20	3.25	4.51	5.39	18.9	13.6	11.4	9,291
Omnicom Group Inc.	OMC	38.81	23.00	40.29	3.17	2.65	2.78	12.2	14.6	14.0	11,969
Tyco Intl Ltd.	TYC	38.25	18.70	38.88	2.97	2.51	2.62	12.9	15.2	14.6	18,174
Hess Corp.	HES	62.55	46.33	69.74	7.28	1.98	4.05	8.6	31.6	15.4	20,468
Covidien plc	COV	50.28	30.55	52.40	2.81	3.20	3.65	17.9	15.7	13.8	25,141
AFLAC Inc.	AFL	54.29	17.25	55.20	3.92	4.85	5.22	13.8	11.2	10.4	25,439
Accenture plc	ACN	41.95	26.33	43.89	2.65	2.79	2.70	15.8	15.0	15.5	26,705
Dell Inc.	DELL	15.01	9.22	17.26	1.35	0.96	1.25	11.1	15.6	12.0	29,394
Carnival Corp. & plc	CCL	38.88	21.14	39.35	2.84	2.24	2.41	13.7	17.4	16.1	30,676
Lockheed Martin Corp.	LMT	83.22	65.21	87.19	7.96	7.58	7.41	10.5	11.0	11.2	31,041
Baxter Intl Inc.	BAX	58.20	45.46	61.88	3.45	3.88	4.33	16.9	15.0	13.4	34,977
Bank of New York Mellon Corp.	BK	30.88	23.75	33.62	1.22	(0.93)	2.40	25.3	NM	12.9	37,298
Morgan Stanley	MS	29.29	20.69	35.78	3.51	(0.93)	2.84	8.3	NM	10.3	39,852
Walt Disney Co.	DIS	34.91	17.82	35.60	2.10	1.82	2.11	16.6	19.2	16.5	65,488
Merck & Co., Inc.	MRK	37.35	22.33	41.56	3.52	3.34	3.45	10.6	11.2	10.8	116,092
Toyota Motor Corp.	TM	80.42	63.14	91.97	0.52	(5.95)	2.08	154.7	NM	38.7	126,099
International Business Machines Corp.	IBM	128.25	94.85	134.25	8.89	9.88	11.05	14.4	13.0	11.6	167,409
JPMorgan Chase & Co.	JPM	44.75	24.85	47.47	1.37	2.24	3.40	32.7	20.0	13.2	176,403
Johnson & Johnson	JNJ	65.20	50.12	65.95	4.75	4.81	5.12	13.7	13.6	12.7	179,582
Berkshire Hathaway Inc.	BRK.B	81.27	54.66	83.57	4.14	3.46	3.80	19.6	23.5	21.4	189,197
Exxon Mobil Corp.	XOM	66.98	63.56	76.54	8.47	3.95	5.53	7.9	17.0	12.1	316,614

Note: Holdings are as of March 31, 2010. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2010. P/E ratios are based on earnings stated and March 31, 2010 stock price. NM=Not Meaningful.

Company Spotlight

Hewitt Associates (NYSE: HEW) 100 Half Day Road Lincolnshire, IL 60069 847.295.5000 hewitt.com

A Wonderful Franchise

Hewitt Associates, held in Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund, offers its clients a complete range of human capital management services, including: Human Resources (HR), Payroll, and Benefits Consulting & Outsourcing, Health Care, Retirement, and Financial Management Consulting, and Talent and Organizational Change Consulting. Hewitt’s competitive strength lies with its extensive experience in human resources and its blue chip client base. Currently more than half of the Fortune 500 companies are Hewitt clients and the company has retention rates of over 90% in its core benefits outsourcing business. Hewitt has a powerful brand and is a clear leader with scope and scale in the HR market. The company operates a growing business requiring low capital requirements, high operating margins and returns on invested capital as well as high client retention rates.

Hewitt continues to put up solid results in a difficult environment and is gaining increasing attention from the investment community now that the HR Business Process Outsourcing (BPO) segment has been stabilized. Hewitt is one the rare turnarounds that actually ‘turned’ and is demonstrating earnings growth and strong financial health in this toughest of periods. Furthermore, Hewitt is the type of investment Ariel thrives on: a conservatively, well-run company with an established world-class franchise and solid long-term growth prospects, available at very attractive valuation levels on both an absolute and relative basis.

Economic Sensitivity

As with almost every other company in this tough market, investors are highly focused on how Hewitt will perform in a recessionary environment. The headline here is that the company will exhibit modest cyclicality in revenues and profitability but is well-protected by strong free cash flow generation, a solid balance sheet and a high percentage of recurring revenue business.

The consulting business enjoys a largely recurring book of business from its pension and actuarial practice as well as a moderately stable project flow in other practice areas. The outsourcing business is directly affected by client employment levels, but although it is more cyclical than the other Hewitt units, we think the market is overly concerned. Benefit plan participant counts do not tightly match changes in overall employment, and we do not believe the employment outlook is as grim as analysts are anticipating over the next few years. One of our core tenets at Ariel is patience, and we intend to ride out the economic bumps as Hewitt has excellent growth potential once the economy has substantially recovered.

HR/BPO Contracts

Uncertainty around Hewitt’s HR BPO business has been a significant drag on the company’s share price over the past few years. Management has successfully stabilized the business; losses have fallen consistently, and the contract portfolio may even become profitable this year. Chief Executive Officer Russ Fradin has made the decision to narrow the types of HR BPO contracts that Hewitt is willing to pursue, while previous management focused on gaining market share.

Hewitt is now focused on HR BPO contracts that involve processes that offer one-to-many capabilities which drive scale in geographies the company knows well and require limited customization. What is most encouraging to us, however, is that while market opinion is focused on when the business achieves sustainable profitability, we believe investors are overlooking the potential for HR BPO to evolve into a growing, attractively profitable niche for Hewitt going forward.

As of March 31, 2010, shares traded at $39.78, a 29% discount to our steadily growing private market value of $56.28.

arielinvestments.com	800.292.7435

Ariel Fund Schedule of Investments	March 31, 2010 (unaudited)

Number of Shares	Common Stocks—98.61%		Cost	Market Value

	Consumer discretionary & services—36.33%
5,130,200	CBS Corp., Class B		$24,505,203	$71,514,988
300,600	DeVry Inc.		17,738,885	19,599,120
5,471,339	Gannett Co., Inc.		13,461,475	90,386,520
3,303,625	International Game Technology		38,027,450	60,951,881
10,405,972	Interpublic Group of Cos., Inc.(a)		73,827,572	86,577,687
1,160,071	Meredith Corp.		24,852,975	39,918,043
1,112,148	Mohawk Industries, Inc.(a)		56,034,949	60,478,608
4,343,257	Newell Rubbermaid Inc.		83,215,102	66,017,506
1,418,075	Nordstrom, Inc.		20,132,272	57,928,364
2,004,356	Royal Caribbean Cruises Ltd.(a)		18,252,968	66,123,704
1,264,567	Sotheby’s		24,677,315	39,315,388
1,106,795	Stanley Black & Decker, Inc.		28,874,113	63,541,101
1,266,806	Tiffany & Co.		45,115,866	60,160,617
			468,716,145	782,513,527
	Consumer staples—8.81%
2,181,738	Constellation Brands, Inc., Class A(a)		29,957,540	35,867,773
657,054	Energizer Holdings, Inc.(a)		16,529,522	41,236,709
1,033,238	J.M. Smucker Co.		36,511,651	62,262,922
1,313,325	McCormick & Co., Inc.		46,516,963	50,379,147
			129,515,676	189,746,551
	Financial services—29.93%
5,292,457	CB Richard Ellis Group, Inc.(a)		29,043,371	83,885,444
964,326	City National Corp.		47,566,633	52,044,674
722,100	Dun & Bradstreet Corp.	.	57,173,652	53,738,682
1,403,955	Equifax Inc.		48,536,697	50,261,589
972,600	Fair Isaac Corp.		20,548,195	24,645,684
1,794,065	HCC Insurance Holdings, Inc.		35,586,221	49,516,194
5,163,978	Janus Capital Group Inc.		45,288,053	73,793,246
1,232,073	Jones Lang LaSalle Inc.		18,949,825	89,805,801
1,938,400	Lazard Ltd, Class A		69,211,850	69,200,880
127,816	Markel Corp.(a)		30,017,212	47,887,543
3,647,457	PrivateBancorp, Inc.(b)		47,769,149	49,970,161
			449,690,858	644,749,898
	Health care—6.95%
653,534	Bio-Rad Laboratories, Inc., Class A(a)		38,619,433	67,653,840
1,449,601	Hospira, Inc.(a)		50,879,418	82,119,897
			89,498,851	149,773,737
	Materials & processing—2.29%
4,250,258	Interface, Inc., Class A(b)		42,423,952	49,217,988

arielinvestments.com	Semi-Annual Report

Ariel Fund Schedule of Investments (continued)	March 31, 2010 (unaudited)

Number of Shares	Common Stocks—98.61%	Cost	Market Value

	Producer durables—12.32%
1,648,603	Brady Corp., Class A	$23,936,272	$51,304,525
1,557,600	Brink’s Co.	38,884,487	43,971,048
1,970,590	Herman Miller, Inc.	34,594,947	35,588,855
2,289,113	Hewitt Associates, Inc., Class A(a)	62,451,405	91,060,915
1,315,811	IDEX Corp.	15,542,024	43,553,344
		175,409,135	265,478,687
	Technology—1.98%
911,950	Anixter Intl Inc.(a)	20,242,635	42,724,858

	Total common stocks	1,375,497,252	2,124,205,246

Principal Amount	Repurchase Agreement—1.67%	Cost	Market Value

$36,002,291	Fixed Income Clearing Corporation, 0.00%, dated 3/31/2010, due 4/1/2010, repurchase price $36,002,291, (collateralized by Federal Farm Credit Bank, 5.05%, due 9/9/2039, and Federal Home Loan Bank, 5.50%, due 7/15/2036, and Federal National Mortgage Assoc., 4.15% - 5.80%, due 12/17/2018 - 2/9/2026)	$36,002,291	$36,002,291
	Total Investments—100.28%	$1,411,499,543	2,160,207,537
	Liabilities less Other Assets—(0.28%)		(6,060,544)
	Net Assets—100.00%		$2,154,146,993

(a) Non-income producing.

(b) Affiliated company (See Note Five).

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report	800.292.7435

Ariel Appreciation Fund Schedule of Investments	March 31, 2010 (unaudited)

Number of Shares	Common Stocks—99.32%	Cost	Market Value

	Consumer discretionary & services—32.93%
1,194,150	Carnival Corp. & plc	$34,487,581	$46,428,552
3,582,800	CBS Corp., Class B	24,487,329	49,944,232
3,747,000	Gannett Co., Inc.	8,270,245	61,900,440
2,023,500	International Game Technology	27,043,611	37,333,575
6,112,375	Interpublic Group of Cos., Inc.(a)	36,893,417	50,854,960
838,975	Mohawk Industries, Inc.(a)	38,084,790	45,623,460
667,500	Nordstrom, Inc.	8,374,245	27,267,375
1,205,900	Omnicom Group Inc.	36,525,508	46,800,979
494,800	Sotheby’s	9,412,000	15,383,332
663,199	Stanley Black & Decker, Inc.	14,108,688	38,074,255
773,100	Tiffany & Co.	25,369,849	36,714,519
1,686,500	Viacom, Inc.(a)	42,077,361	57,981,870
		305,134,624	514,307,549
	Consumer staples—8.70%
322,047	Clorox Co.	14,119,343	20,656,095
1,695,500	Constellation Brands, Inc., Class A(a)	23,312,580	27,874,020
448,100	Energizer Holdings, Inc.(a)	21,561,708	28,122,756
532,675	J.M. Smucker Co.	27,256,513	32,098,995
704,725	McCormick & Co., Inc.	25,031,244	27,033,251
		111,281,388	135,785,117
	Financial services—30.47%
981,000	AFLAC Inc.	21,343,572	53,258,490
3,173,750	CB Richard Ellis Group, Inc.(a)	11,953,634	50,303,937
626,700	City National Corp.	36,050,180	33,822,999
403,122	Dun & Bradstreet Corp.	19,517,536	30,000,339
682,400	Equifax Inc.	12,861,012	24,429,920
332,100	Franklin Resources, Inc.	10,904,455	36,829,890
3,244,075	Janus Capital Group Inc.	24,345,358	46,357,832
840,500	Jones Lang LaSalle Inc.	52,779,034	61,264,045
588,850	Lazard Ltd, Class A	22,025,040	21,021,945
74,800	Markel Corp.(a)	25,016,727	28,024,568
1,061,400	Northern Trust Corp.	42,639,405	58,652,964
579,900	T. Rowe Price Group, Inc.	12,554,880	31,853,907
		291,990,833	475,820,836
	Health care—14.85%
629,050	Baxter Intl Inc.	18,985,460	36,610,710
280,525	Bio-Rad Laboratories, Inc., Class A(a)	19,179,773	29,039,948
471,000	Laboratory Corp. of America(a)	31,986,016	35,659,410
949,300	St. Jude Medical, Inc.(a)	35,511,568	38,968,765
851,854	Thermo Fisher Scientific Inc.(a)	17,046,087	43,819,370
807,300	Zimmer Holdings, Inc.(a)	37,117,537	47,792,160
		159,826,441	231,890,363

arielinvestments.com	Semi-Annual Report

Ariel Appreciation Fund Schedule of Investments (continued)	March 31, 2010 (unaudited)

Number of Shares	Common Stocks—99.32%	Cost	Market Value

	Producer durables—8.60%
1,354,100	Accenture plc, Class A	$25,609,266	$56,804,495
1,410,700	Hewitt Associates, Inc., Class A(a)	38,554,216	56,117,646
451,550	Illinois Tool Works Inc.	21,793,488	21,385,408
		85,956,970	134,307,549
	Technology—3.77%
527,400	Anixter Intl Inc.(a)	31,724,407	24,708,690
2,279,800	Dell Inc.(a)	23,270,366	34,219,798
		54,994,773	58,928,488

	Total common stocks	1,009,185,029	1,551,039,902

Principal Amount	Repurchase Agreement—0.86%	Cost	Market Value

$13,463,000	Fixed Income Clearing Corporation, 0.00%, dated 3/31/2010, due 4/1/2010, repurchase price $13,463,000, (collateralized by Federal National Mortgage Assoc., 4.15%, due 12/17/2018)	$13,463,000	$13,463,000
	Total Investments—100.18%	$1,022,648,029	1,564,502,902
	Liabilities less Other Assets—(0.18%)		(2,872,592)
	Net Assets—100.00%		$1,561,630,310

(a) Non-income producing.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report	800.292.7435

Ariel Focus Fund Schedule of Investments	March 31, 2010 (unaudited)

Number of Shares	Common Stocks—96.86%	Cost	Market Value

	Consumer discretionary & services—25.15%
32,000	Apollo Group, Inc.(a)	$2,019,175	$1,961,280
40,900	Carnival Corp. & plc	1,562,840	1,590,192
183,100	Interpublic Group of Cos., Inc.(a)	1,207,259	1,523,392
55,000	Omnicom Group Inc.	2,242,373	2,134,550
16,000	Toyota Motor Corp., ADR	1,380,901	1,286,720
51,900	Walt Disney Co.	1,393,306	1,811,829
		9,805,854	10,307,963
	Energy—8.22%
26,300	Exxon Mobil Corp.	1,940,214	1,761,574
25,700	Hess Corp.	1,381,326	1,607,535
		3,321,540	3,369,109
	Financial services—19.80%
36,100	AFLAC Inc.	1,428,472	1,959,869
58,200	Bank of New York Mellon Corp.	1,578,790	1,797,216
14,250	Berkshire Hathaway Inc., Class B(a)	829,587	1,158,097
29,900	JPMorgan Chase & Co.	1,186,580	1,338,025
63,450	Morgan Stanley	1,873,122	1,858,451
		6,896,551	8,111,658
	Health care—16.38%
20,200	Baxter Intl Inc.	1,099,031	1,175,640
31,475	Covidien plc	1,110,016	1,582,563
35,000	Johnson & Johnson	2,106,310	2,282,000
44,800	Merck & Co., Inc.	1,209,311	1,673,280
		5,524,668	6,713,483
	Producer durables—18.10%
48,700	Accenture plc, Class A	1,270,872	2,042,965
43,400	Hewitt Associates, Inc., Class A(a)	1,655,152	1,726,452
20,100	Lockheed Martin Corp.	1,500,245	1,672,722
51,675	Tyco Intl Ltd.	1,883,183	1,976,569
		6,309,452	7,418,708
	Technology—9.21%
124,000	Dell Inc.(a)	2,403,457	1,861,240
14,900	International Business Machines Corp.	1,419,280	1,910,925
		3,822,737	3,772,165

	Total common stocks	35,680,802	39,693,086

Principal Amount	Repurchase Agreement—3.01%	Cost	Market Value

$1,232,113	Fixed Income Clearing Corporation, 0.00% dated 3/31/2010, due 4/1/2010, repurchase price $1,232,113, (collateralized by Federal National Mortgage Assoc., 4.15%, due 12/17/2018)	$1,232,113	$1,232,113
	Total Investments—99.87%	$36,912,915	40,925,199
	Other Assets less Liabilities—0.13%		54,745
	Net Assets—100.00%		$40,979,944

(a) Non-income producing.

ADR stands for American Depositary Receipt.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	Semi-Annual Report

Statements of Assets & Liabilities	March 31, 2010 (unaudited)

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,285,304,151, $1,009,185,029 and $35,680,802, respectively)	$2,025,017,097	$1,551,039,902	$39,693,086
Investments in affiliated issuers, at value (cost $90,193,101)	99,188,149	—	—
Repurchase agreements, at value (cost $36,002,291, $13,463,000 and $1,232,113, respectively)	36,002,291	13,463,000	1,232,113
Receivable for fund shares sold	2,618,855	1,551,166	5,575
Dividends and interest receivable	1,176,985	1,557,469	33,882
Prepaid and other assets	132,123	92,395	20,451
Total assets	2,164,135,500	1,567,703,932	40,985,107

Liabilities:
Payable for securities purchased	6,372,450	—	—
Payable for fund shares redeemed	2,990,832	5,545,270	4,010
Other liabilities	625,225	528,352	1,153
Total liabilities	9,988,507	6,073,622	5,163
Net assets	$2,154,146,993	$1,561,630,310	$40,979,944

Net assets consist of:
Paid-in capital	$2,157,081,496	$1,261,869,542	$43,524,403
Undistributed net investment income (loss)	(2,546,497)	(1,318,345)	6,222
Accumulated net realized loss on investment transactions	(749,096,000)	(240,775,760)	(6,562,965)
Net unrealized appreciation on investments	748,707,994	541,854,873	4,012,284
Total net assets	$2,154,146,993	$1,561,630,310	$40,979,944

Total net assets:	$2,154,146,993	$1,561,630,310	$40,979,944
Shares outstanding (no par value)	51,256,395	41,092,140	4,133,375
Net asset value, offering and redemption price per share	$42.03	$38.00	$9.91

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report	800.292.7435

Statements of Operations	Six Months Ended March 31, 2010 (unaudited)

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Investment income:
Dividends
Unaffiliated issuers	$7,364,295	$7,600,836	$314,436	(a)
Affiliated issuers	92,121 (b)	—	—
Interest	1,448	829	37
Total investment income	7,457,864	7,601,665	314,473

Expenses:
Management fees	5,506,387	4,880,514	140,584
Distribution fees	2,332,916	1,733,285	46,862
Shareholder service fees	1,071,864	769,366	8,737
Transfer agent fees and expenses	427,909	316,308	30,177
Printing and postage expenses	215,277	159,321	6,874
Trustees’ fees and expenses	134,394	106,322	33,520
Professional fees	42,349	39,361	21,743
Custody fees and expenses	36,400	27,300	2,040
Federal and state registration fees	29,400	28,165	12,220
Miscellaneous expenses	72,093	63,864	5,091
Total expenses before reimbursements	9,868,989	8,123,806	307,848
Expense reimbursements	—	—	(73,304)
Net expenses	9,868,989	8,123,806	234,544
Net investment income (loss)	(2,411,125)	(522,141)	79,929

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	10,176,267	21,149,748	1,475,991
Affiliated issuers	(1,695,099)	—	—
Change in net unrealized appreciation on investments	301,965,361	211,368,737	3,082,056
Net gain on investments	310,446,529	232,518,485	4,558,047
Net increase in net assets resulting from operations	$308,035,404	$231,996,344	$4,637,976

(a) Net of $388 in foreign tax withheld.

(b) See Note Five for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	Semi-Annual Report

Statements of Changes in Net Assets

	Ariel Fund		Ariel Appreciation Fund
	Six Months Ended		Six Months Ended
	March 31, 2010	Year Ended	March 31, 2010	Year Ended
	(unaudited)	September 30, 2009	(unaudited)	September 30, 2009

Operations:
Net investment income (loss)	$(2,411,125)	$4,853,588	$(522,141)	$3,932,717
Net realized gain (loss) on investments	8,481,168	(612,562,777)	21,149,748	(236,056,045)
Change in net unrealized appreciation on investments	301,965,361	523,812,156	211,368,737	183,240,944
Net increase (decrease) in net assets from operations	308,035,404	(83,897,033)	231,996,344	(48,882,384)

Distributions to shareholders:
Net investment income	(311,308)	(17,409,181)	(1,663,895)	(7,803,099)
Capital gains	—	—	—	(117,944,550)
Total distributions	(311,308)	(17,409,181)	(1,663,895)	(125,747,649)

Share transactions:
Shares issued	330,679,857	393,496,595	264,019,479	174,717,931
Shares issued in reinvestment of dividends and distributions	298,043	16,584,356	1,621,200	120,824,738
Shares redeemed	(197,247,843)	(441,660,068)	(168,458,222)	(346,445,707)
Net increase (decrease) from share transactions	133,730,057	(31,579,117)	97,182,457	(50,903,038)
Total increase (decrease) in net assets	441,454,153	(132,885,331)	327,514,906	(225,533,071)

Net assets:
Beginning of year	1,712,692,840	1,845,578,171	1,234,115,404	1,459,648,475
End of period	$2,154,146,993	$1,712,692,840	$1,561,630,310	$1,234,115,404

Undistributed net investment income (loss) included in net assets at end of period	$(2,546,497)	$175,936	$(1,318,345)	$867,691

Capital share transactions:
Shares sold	8,603,848	14,238,203	7,510,021	6,946,470
Shares reinvested	7,646	752,466	45,197	6,242,697
Shares redeemed	(5,226,079)	(17,636,801)	(4,842,071)	(14,917,393)
Net increase (decrease) in shares outstanding	3,385,415	(2,646,132)	2,713,147	(1,728,226)

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report	800.292.7435

	Ariel Focus Fund
	Six Months Ended
	March 31, 2010 (unaudited)	Year Ended September 30, 2009
Operations:
Net investment income	$79,929	$192,607
Net realized gain (loss) on investments	1,475,991	(6,836,505)
Change in net unrealized appreciation on investments	3,082,056	3,401,527
Net increase (decrease) in net assets from operations	4,637,976	(3,242,371)

Distributions to shareholders:
Net investment income	(142,500)	(212,065)
Capital gains	—	—
Total distributions	(142,500)	(212,065)

Share transactions:
Shares issued	4,774,677	6,591,335
Shares issued in reinvestment of dividends and distributions	123,416	182,172
Shares redeemed	(3,290,694)	(6,313,181)
Net increase from share transactions	1,607,399	460,326
Total increase (decrease) in net assets	6,102,875	(2,994,110)

Net assets:
Beginning of year	34,877,069	37,871,179
End of period	$40,979,944	$34,877,069

Undistributed net investment income included in net assets at end of period	$6,222	$68,793

Capital share transactions:
Shares sold	503,258	938,099
Shares reinvested	13,032	26,829
Shares redeemed	(350,215)	(885,667)
Net increase in shares outstanding	166,075	79,261

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	Semi-Annual Report

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30
	Six Months
	Ended
	March 31, 2010
Ariel Fund	(unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of year	$35.78		$36.53	$54.60	$52.00	$54.55	$50.62
Income from investment operations:
Net investment income (loss)	(0.05)		0.13	0.36	0.03	0.09	0.04
Net realized and unrealized gains (losses) on investments	6.31		(0.50)	(13.78)	5.97	0.99	5.70
Total from investment operations	6.26		(0.37)	(13.42)	6.00	1.08	5.74

Distributions to shareholders:
Dividends from net investment income	(0.01)		(0.38)	(0.15)	—	(0.15)	(0.02)
Distributions from capital gains	—		—	(4.50)	(3.40)	(3.48)	(1.79)
Total distributions	(0.01)		(0.38)	(4.65)	(3.40)	(3.63)	(1.81)
Net asset value, end of period	$42.03		$35.78	$36.53	$54.60	$52.00	$54.55
Total return	17.49	%(a)	(0.36)%	(26.55)%	11.97%	2.16%	11.54%

Supplemental data and ratios:
Net assets, end of period, in thousands	$2,154,147		$1,712,693	$1,845,578	$3,975,046	$4,280,965	$5,017,851
Ratio of expenses to average net assets	1.06	%(b)	1.14%	1.07%	1.03%	1.07%	1.03%
Ratio of net investment income to average net assets	(0.26	)%(b)	0.41%	0.76%	0.05%	0.19%	0.08%
Portfolio turnover rate	15	%(a)	45%	24%	25%	28%	19%

	Year Ended September 30
	Six Months
	Ended
	March 31, 2010
Ariel Appreciation Fund	(unaudited)		2009	2008	2007	2006	2005

Net asset value, beginning of year	$32.16		$36.39	$50.65	$48.46	$48.32	$44.62
Income from investment operations:
Net investment income (loss)	(0.01)		0.08	0.17	0.18	0.12	0.09
Net realized and unrealized gains (losses) on investments	5.89		(1.02)	(9.74)	5.49	2.35	4.86
Total from investment operations	5.88		(0.94)	(9.57)	5.67	2.47	4.95

Distributions to shareholders:
Dividends from net investment income	(0.04)		(0.18)	(0.23)	(0.02)	(0.13)	(0.05)
Distributions from capital gains	—		(3.11)	(4.46)	(3.46)	(2.20)	(1.20)
Total distributions	(0.04)		(3.29)	(4.69)	(3.48)	(2.33)	(1.25)
Net asset value, end of period	$38.00		$32.16	$36.39	$50.65	$48.46	$48.32
Total return	18.30	%(a)	3.54%	(20.49)%	12.09%	5.32%	11.26%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,561,630		$1,234,115	$1,459,648	$2,452,674	$2,732,196	$3,353,103
Ratio of expenses to average net assets	1.17	%(b)	1.25%	1.19%	1.12%	1.16%	1.14%
Ratio of net investment income to average net assets	(0.08	)%(b)	0.42%	0.39%	0.33%	0.27%	0.17%
Portfolio turnover rate	16	%(a)	44%	26%	29%	25%	25%

(a) Not annualized.

(b) Annualized.

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report	800.292.7435

	Year Ended September 30
	Six Months						June 30, 2005(a)
	Ended						to
	March 31, 2010						September 30,
Ariel Focus Fund	(unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.79		$9.74	$11.93	$10.69	$10.23	$10.00
Income from investment operations:
Net investment income	0.02		0.05	0.04	0.05	0.04	0.01
Net realized and unrealized gains (losses) on investments	1.14		(0.94)	(1.92)	1.24	0.56	0.22
Total from investment operations	1.16		(0.89)	(1.88)	1.29	0.60	0.23

Distributions to shareholders:
Dividends from net investment income	(0.04)		(0.06)	(0.04)	(0.05)	(0.03)	—
Distributions from capital gains	—		—	(0.27)	—	0.11	—
Total distributions	(0.04)		(0.06)	(0.31)	(0.05)	(0.14)	—
Net asset value, end of period	$9.91		$8.79	$9.74	$11.93	$10.69	$10.23
Total return	13.17	%(b)	(9.02)%	(16.08)%	12.05%	6.00%	2.30	%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$40,980		$34,877	$37,871	$43,275	$28,993	$10,815
Ratio of expenses to average net assets, including waivers	1.25	%(c)	1.25%	1.25%	1.25%	1.25%	1.25	%(c)
Ratio of expenses to average net assets, excluding waivers	1.64	%(c)	1.87%	1.61%	1.63%	2.20%	2.55	%(c)
Ratio of net investment income to average net assets, including waivers	0.43	%(c)	0.68%	0.37%	0.43%	0.48%	0.41	%(c)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.04	%(c)	0.06%	0.00%	0.05%	(0.47)%	(0.89	)%(c)
Portfolio turnover rate	25	%(b)	42%	49%	28%	29%	15	%(b)

(a) Commencement of operations.

(b) Not annualized.

(c) Annualized.

The accompanying notes are an integral part of the financial statements.

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Notes to the Financial Statements

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that may provide certain indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Fair Value Measurements— ASC 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the funds’ investments carried at market value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Level 1	$2,124,205,246	$1,551,039,902	$39,693,086
Level 2	36,002,291	13,463,000	1,232,113
Level 3	—	—	—
Market Value at 03/31/2010	$2,160,207,537	$1,564,502,902	$40,925,199

As of March 31, 2010 all Level 2 securities held are repurchase agreements, see Schedule of Investments.

Investment valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign transactions— The books and records of the Funds are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds’ records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Repurchase agreements— The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Semi-Annual Report	800.292.7435

March 31, 2010 (unaudited)

Federal taxes— It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and state tax jurisdictions (tax years ended September 30, 2006-2009), in accordance with ASC 740-10, and no tax exposure reserve was required in the financial statements.

Securities transactions and investment income— Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method.

Expenses— The Funds contract and are charged for those expenses that are directly attributable to each Fund. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds. Various third party firms provide shareholder recordkeeping, communications and other services to beneficial owners of shares of the Funds. The fees incurred under these arrangements are reported as “Shareholder service fees” in the Statements of Operations.

Distributions to shareholders— Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized capital gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature.

Note Three | Investment transactions, distributions and federal income tax matters

Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the six months ended March 31, 2010 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Purchases	$392,003,099	$315,989,420	$10,049,085
Sales	281,490,877	221,327,368	9,302,471

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at March 31, 2010 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Cost	$1,441,192,824	$1,057,878,695	$35,935,937

Unrealized appreciation	$703,655,958	$503,815,281	$4,752,577
Unrealized depreciation	(20,643,536)	(10,654,074)	(995,428)
Net unrealized appreciation (depreciation)	$683,012,422	$493,161,207	$3,757,149

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales.

As of September 30, 2009, the Funds elected for federal income tax purposes to defer current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund had post-October losses of $547,490,231, $208,524,045 and $6,464,484 respectively. At September 30, 2009, Ariel Fund and Ariel Focus Fund had available for federal income tax purposes a capital loss carryover of $(141,379,954) and $(1,162,700), respectively, expiring on September 30, 2017, which can be used to offset certain future realized capital gains.

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Notes to the Financial Statements (continued)	March 31, 2010 (unaudited)

Note Four | Investment advisory and other transactions with related parties

Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to each Fund of the Trust under an agreement (the “Management Agreement”). Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management Fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Average Daily Net Assets
First $500 million	0.65%	0.75%	0.75%
Next $500 million	0.60%	0.70%	0.70%
Over $1 billion	0.55%	0.65%	0.65%

The Adviser has contractually agreed to reimburse Ariel Fund and Ariel Appreciation Fund to the extent their respective total annual operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed 1.50% of the first $30 million and 1.00% of their respective average daily net assets in excess of $30 million. The Adviser is contractually committed to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of its average daily net assets through September 30, 2011. After that date, there is no assurance that such expenses will be limited.

Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Funds. Under the plan, 12b-1 distribution fees up to an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services. Distribution fee expense totaled $2,332,916 for Ariel Fund, $1,733,285 for Ariel Appreciation Fund and $46,862 for Ariel Focus Fund during the six months ended March 31, 2010. These amounts were paid to the Distributor, which reallowed $1,801,389 for Ariel Fund, $1,341,278 for Ariel Appreciation Fund and $17,368 for Ariel Focus Fund to broker-dealers who distribute fund shares. The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

Note Five | Transactions with affiliated companies

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the six months ended March 31, 2010, with affiliated companies:

	Share Activity				Six Months Ended March 31, 2010
	Balance					Dividends	Amount of Gain
	September 30,			Balance		Credited to	(Loss) Realized on
Security Name	2009	Purchases	Sales	March 31, 2010	Market Value	Income	Sale of Shares
Interface, Inc.	3,825,658	424,600	—	4,250,258	$49,217,988	$20,190	$—
PrivateBancorp, Inc.	1,927,457	1,865,400	145,400	3,647,457	49,970,161	71,931	(1,695,100)
					$99,188,149	$92,121	$(1,695,100)

Note Six | Line of credit

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with State Street Bank and Trust Company. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin.

For the six months ended March 31, 2010, the Funds did not borrow from the Line.

Semi-Annual Report	800.292.7435

Fund Expense Example	(unaudited)

Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2009-March 31, 2010.

Actual expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading, entitled Expenses Paid During Period, to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical example for comparison purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
Fund and Return	October 1, 2009	March 31, 2010	Period*	Expense Ratio*
Ariel Fund
Actual	$1,000.00	$1,174.90	$5.75	1.06%
Hypothetical (5% before expenses)	1,000.00	1,019.65	5.34	1.06%

Ariel Appreciation Fund
Actual	$1,000.00	$1,183.00	$6.37	1.17%
Hypothetical (5% before expenses)	1,000.00	1,019.10	5.89	1.17%

Ariel Focus Fund
Actual	$1,000.00	$1,131.70	$6.64	1.25%
Hypothetical (5% before expenses)	1,000.00	1,018.70	6.29	1.25%

*	Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

arielinvestments.com	Semi-Annual Report

Important Supplemental Information

Proxy Voting Policies, Procedures, and Record

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Ariel Investment Trust is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Shareholder Statements and Reports

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. Shareholders will be sent prior notice at least 60 days before only one copy of these documents is sent if the Funds have not received the shareholder’s written consent to do previously. A shareholder may request individual copies of materials, by calling 800-292-7435. It may take 30 days before individual copies for each account are sent pursuant to shareholder instruction.

Availability of Quarterly Portfolio Schedule

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All Ariel Mutual Funds quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Approval of the Management Agreements

Each year the Board of Trustees of the Trust, including a majority of the Independent Trustees, is required by the 1940 Act to determine whether to continue each Fund’s management agreement with the Adviser (each a “Management Agreement”). The Board requests, receives and considers a broad range of materials and information that are relevant to the Trustees’ consideration of the Management Agreements at Board meetings throughout the year and especially in connection with its annual review of those agreements. The Board’s Management Contracts Committee (the “Committee”), which is comprised entirely of Independent Trustees, leads the Board in its consideration of the Management Agreements. Both the Committee and the Board held meetings in the fall of 2009 to consider the Management Agreements. During each of those meetings, the Committee and the Independent Trustees were advised by, and met in executive sessions with, their independent legal counsel.

Nature, Extent and Quality of Services

The Trustees considered the nature and quality of the services provided by the Adviser, taking into account the knowledge gained from their successive meetings with the Adviser over a period of years. In addition, the Trustees considered the Adviser’s long-term historical approach in managing the Funds; its consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance, educational materials and other shareholder communications, information technology and business continuity; the Adviser’s commitment to diversity and civic affairs; and the favorable recognition of the Adviser and the Funds in the media and in industry publications. They also considered information regarding the structure of the Adviser’s compensation program for portfolio managers and certain other employees and the relationship of that compensation to the performance of the Funds and to the attraction and retention of quality personnel. The Independent Trustees also noted the personal investments that the Adviser’s personnel have made in the Funds, which is designed to align the interests of

Semi-Annual Report	800.292.7435

March 31, 2010 (unaudited)

the Adviser and its personnel with those of the Funds’ shareholders. The Trustees concluded that the nature, extent and the quality of the services provided by the Adviser was satisfactory.

Investment Performance

The Trustees considered the investment performance of each Fund over various periods of time, including comparative information provided by Lipper Inc., an independent data service provider (“Lipper”), comparing each Fund’s performance with that of comparable funds selected by Lipper (the “Peer Group”). The Trustees discussed comparative data provided by Lipper with respect to the performance of the Funds. The Trustees also considered the Funds’ respective Peer Groups and the Funds’ respective performance benchmarks. The Trustees took into account that the performance of each of the Funds, relative to their performance universe, was improving over the past year. The Committee had met with the respective portfolio managers of the Funds prior to approval of the Management Agreement for an in-depth discussion of performance. The Committee considered the portfolio managers belief that the Funds are positioned well for the market rebound, as recent performance indicated. The Trustees acknowledged the Adviser’s commitment to its stated investment strategy and commended its consistent approach of being patient investors, focused, independent, and innovative in thinking in navigating the recent market turmoil. The Trustees concluded that the investment performance of the Funds was satisfactory.

Fees and Expenses

The Trustees reviewed comparative fee and expense information for the Peer Group, as selected and analyzed by Lipper, for each of the Funds. The Trustees considered comparative total expense ratios, as well as advisory fees, in assessing each Fund’s management fee structure. The Trustees considered the expense ratio of each Fund and concluded that the ratios were reasonable and competitive with the expense ratios of each Fund’s Peer Group as determined by Lipper.

Benefits, Profitability and Economies of Scale

The Trustees discussed the Committee’s conclusion that Ariel’s profitability associated with its relationship with each Fund was within a reasonable range and was neither excessive nor so low that the Adviser could not be expected to continue to service the Funds effectively. The Independent Trustees reviewed the profitability to Ariel of its relationship with each Fund, including the methodology by which that profitability analysis was calculated, and also examined the fees charged by Ariel to other types of clients. The Independent Trustees discussed with representatives of the Adviser the financial condition of the Adviser and its long-term strategic planning. The Independent Trustees also reviewed the size and quality of the Adviser’s investment personnel, including their education and experience. The Independent Trustees noted they had good communication with the portfolio managers throughout the year. They also reviewed whether the Funds had operated within their investment objectives and reviewed each Fund’s record of compliance with its investment restrictions and other regulatory requirements. The Trustees reviewed the extent to which economies of scale may be realized if the Funds increase in size. It was noted that the management fee schedules for all three Funds contain breakpoints at different levels, with the final breakpoint at $I billion in assets. The Trustees considered the effective advisory fees for the Funds and concluded that the advisory fee schedules provide an appropriate sharing between the Funds and the Adviser of such economies of scale as may exist under the Management Agreements and determined that no additional breakpoints were needed at the present time.

Approval

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Management Agreements, the Board, including all of the Independent Trustees, concluded that continuation of each Fund’s Management Agreement was in the best interests of the Fund and its shareholders and the Board approved the continuation of each of those agreements. The Board’s determinations were based upon a comprehensive consideration of all information provided to it, including both quantitative measures and qualitative factors, and were not the result of any single factor.

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Board of Trustees

	Position(s) held	Term of office and length	Principal occupation(s)
Name and age	with Fund	of time served	during past 5 years	Other directorships

Mario L. Baeza, Esq. Age: 59	Trustee, Member of Management Contracts and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995

Chairman and CEO, The Baeza Group, LLC and Baeza & Co., LLC (Hispanic-owned investment firms) since 1995; Founder and Executive Chairman, V-Me Media, Inc. (media production and distribution company) since 2007

Air Products and Chemicals, Inc., Brown Shoe Company, Inc., Israel Discount Bank, UrbanAmerica LLC, Hispanic Federation Inc., NYC Latin Media and Entertainment Commission, Upper Manhattan Empowerment Zone

James W. Compton Age: 71	Trustee, Member of Governance and Audit Committees	Indefinite, until successor elected Served as a Trustee since 1997	Retired President and CEO, Chicago Urban League (non-profit, civil rights and community-based organization), 1978 to 2006	Seaway Bank and Trust Company, Commonwealth Edison Company, The Field Museum (Life Trustee), The Big Shoulders Fund, ETA Creative Arts Foundation, Inc.

William C. Dietrich Age: 60	Trustee, Chairman of Audit Committee, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986	Former Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute), 2006-2009 (Co-Executive Director 2003-2006)

Royce N. Flippin, Jr. Age: 75	Lead Independent Trustee, Member of Management Contracts and Governance Committees, Chairman of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986 and Lead Independent Trustee since 2006	President, Flippin Associates (consulting firm) since 1992	Technical Career Institute, NYC, TerraCycle, Inc., Princeton Club of New York

John G. Guffey, Jr. Age: 61	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Served as a Trustee since 1986	President, Aurora Press, Inc. (publisher of trade paperback books) since 2003	Calvert Social Investment Foundation, Calvert Group of Funds, except for Calvert Variable Series

Mellody L. Hobson Age: 40	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993, President since 2002 and Chairman since 2006.	President, Ariel Investments since 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Investment Company Institute (Board of Governors)

arielinvestments.com

	Position(s) held	Term of office and length	Principal occupation(s)
Name and age	with Fund	of time served	during past 5 years	Other directorships

Christopher G. Kennedy Age: 46	Trustee, Member of Audit and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995	President, Merchandise Mart Properties, Inc. (real estate management firm) since 2000; Executive Officer, Vornado Realty Trust (publicly traded real estate investment trust) since 2000	Interface Inc., Catholic Theological Union, University of Illinois (Chairman of the Board of Trustees)

Merrillyn J. Kosier Age: 50	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President, Ariel Investments since 1999, Chief Marketing Officer, Mutual Funds since 2007	Loyola University Advisory Board and Council of Regents, Harris Theater for Music and Dance, Lupus Foundation of America, Inc.

William M. Lewis, Jr. Age: 53	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Served as a Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004; Managing Director and Co-Head of the Global Banking Department, Morgan Stanley, 1999 to 2004	Darden Restaurants, Inc., Phillips Academy, Central Park Conservancy, NCAA Leadership Advisory Board, Member of The Partnership for New York City

H. Carl McCall Age: 74	Trustee, Chairman of Governance Committee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 2006	Principal, Convent Capital, LLC (financial advisory firm) since 2004

John W. Rogers, Jr. Age: 52	Trustee	Indefinite, until successor elected Served as a Trustee 1986 to 1993 and since 2000	Founder, Chairman, CEO and Chief Investment Officer, Ariel Investments, Lead Portfolio Manager, Ariel Fund & Ariel Appreciation Fund	Aon Corporation, Exelon Corporation, McDonald’s Corporation, Chicago Urban League, John S. and James L. Knight Foundation, Economic Club of Chicago (Chairman)

James M. Williams Age: 62	Trustee, Chairman of Management Contracts Committee	Indefinite, until successor elected Served as a Trustee since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust, since 2002	SEI Mutual Funds

CHAIRMAN EMERITUS

(has no trustee duties or responsibilities)

Bert N. Mitchell, CPA

Chairman and Chief Executive Officer, Mitchell & Titus, LLP

Note: Number of portfolios in complex overseen by all Trustees is three. Address for all Trustees is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601

800.292.7435

Officers

	Position(s) held	Term of office and length	Principal occupation(s)	Other directorships
Name and age	with Fund	of time served	during past 5 years	held by officer

Mareile B. Cusack Age: 51	Vice President, Assistant Secretary	Indefinite, until successor elected Served as Vice President and Assistant Secretary since 2008

Vice President, Ariel Investments since 2007, General Counsel since October 2008; Vice President and Associate General Counsel, Chicago Stock Exchange, Inc. 2007 and Chief Enforcement Counsel, 2004 to 2007

International Visitors Center of Chicago

Thomas E. Herman, CPA Age: 48	Chief Financial Officer and Treasurer	Indefinite, until successor elected Served as Chief Financial Officer and Treasurer since 2005

Chief Financial Officer and Treasurer since 2006; Senior Vice President, Finance, 2005 to 2006; Vice President, Controller, 2004 to 2005, Ariel Investments; Regional Financial Manager, Otis Elevator Company, 1999 to 2004

Chicago Children’s Theatre

Mellody L. Hobson Age: 40	Chairman of the Board of Trustees and President; Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993, President since 2002 and Chairman since 2006	President, Ariel Investments, since 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Investment Company Institute (Board of Governors)

Merrillyn J. Kosier Age: 50	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President, Ariel Investments since 1999, Chief Marketing Officer, Mutual Funds since 2007	Loyola University Advisory Board and Council of Regents, Harris Theater for Music and Dance, Lupus Foundation of America, Inc.

Anita M. Zagrodnik Age: 50	Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer

Indefinite, until successor elected

Served as Vice President and Assistant Treasurer since 2003; Chief Compliance Officer, Ariel Investment Trust since 2004, Secretary since 2007, Assistant Secretary from 2003-2007

Vice President, Fund Administration, Ariel Investments since 2003

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all Officers is three. Address for all Officers is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601.

arielinvestments.com	800.292.7435

Slow and Steady Wins the Race

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com

TPI ©4/10

Item 2.  Code of Ethics.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 3.  Audit Committee Financial Expert.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1) Code of Ethics — Not applicable.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) — Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 — Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference — Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody Hobson
Mellody Hobson
President and Principal Executive Officer

Date:	May 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody Hobson
Mellody Hobson
President and Principal Executive Officer

Date:	May 6, 2010

By:	/s/ Thomas Herman
Thomas Herman
Treasurer and Chief Financial Officer

Date:	May 6, 2010